                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [x]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [x]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                                CELGENE CORPORATION
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------
     The annual meeting of stockholders of CELGENE CORPORATION (the 'Corporation') will be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey on Friday, June 16, 1995, at 1:00 p.m., local time, for the following purposes:

          1. to elect six directors;

          2. to consider and act upon a proposal to approve the adoption of the Corporation's 1995 Non-Employee Directors' Incentive Plan;

          3. to consider and act upon a proposal to confirm the appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Corporation for the current fiscal year; and

          4. to transact any such other business as may come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on Friday, April 28, 1995, as the record date for determining stockholders entitled to notice of and to vote at the meeting.

     A proxy and return envelope are enclosed for your convenience.

     Directions to the Somerset Hills Hotel appear on the back cover of the Proxy Statement.

                                          By order of the Board of Directors,
                                          RICHARD G. WRIGHT,
                                          Chairman of the Board and
                                          Chief Executive Officer

April 28, 1995

                             YOUR VOTE IS IMPORTANT
                        Please mark, sign, and date the
                                    enclosed
                      proxy card and return it promptly in
                                  the enclosed
                       self-addressed, stamped envelope.

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation (the 'Corporation'), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders of the Corporation to be held on June 16, 1995, and any adjournment or adjournments thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 2, 1995.

     Only stockholders of record at the close of business on April 28, 1995, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date the Corporation had outstanding 7,862,689 shares of common stock, par value $.01 per share (the 'Common Stock'), which are the only securities of the Corporation entitled to vote at the stockholders meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by giving written notice to the Chief Executive Officer of the Corporation at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the meeting, other than the election of directors, approval of the adoption of the Celgene Corporation 1995 Non-Employee Directors' Incentive Plan (the '1995 Directors' Plan'), and the confirmation of the appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Corporation for the current fiscal year. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Corporation will bear the cost of the meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Corporation (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Corporation will reimburse them for their expenses.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Corporation intend to vote FOR the nominees for election as directors of the Corporation listed herein, FOR approval of the adoption of the 1995 Directors' Plan, and FOR the confirmation of the appointment of KPMG Peat Marwick LLP as independent certified public accountants of the Corporation for the current fiscal year. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors, and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted.

     Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee, or in similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors and will be the equivalent of a vote against the adoption of the 1995 Directors' Plan but will be considered present for purposes of determining a quorum.

                             PRINCIPAL STOCKHOLDERS

     The only person known by the Board of Directors to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, as of March 31, 1995, is indicated below:

                                                                       AMOUNT AND
                                                                       NATURE OF
                        NAME AND ADDRESS OF                            BENEFICIAL      PERCENT
                          BENEFICIAL OWNER                             OWNERSHIP       OF CLASS
- - --------------------------------------------------------------------   ----------      --------

Dimensional Fund Advisors Inc. .....................................     602,300(1)       7.7%
  1299 Ocean Avenue
  Santa Monica, CA 90401

- - ------------

(1) Information regarding Dimensional Fund Advisors Inc. ('Dimensional') was determined according to a Schedule 13G filed with the Securities and Exchange Commission. Dimensional, a registered investment advisor, is deemed to be the beneficial ownership of and have sole dispositive power over 602,300 shares of Common Stock as of December 31, 1994. Such shares are held in portfolios of DFA Investment Dimensions Group Inc., an open-end investment company registered under the Investment Company Act of 1940 (the 'Fund'), series of the DFA Investment Trust Company, a Delaware business trust (the 'Trust'), or DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, as to all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of such shares. Persons who are officers of Dimensional also serve as officers of the Fund and the Trust. In their capacity as officers of the Fund and the Trust, these persons vote 227,800 additional shares owned by the Fund and 4,800 shares owned by the Trust, and Dimensional is deemed to have sole dispositive power over such shares.

                            ------------------------

     Except as noted in the footnote above, (i) none of such shares is known by the Corporation to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership and (ii) the Corporation believes the beneficial holder listed above has sole voting and investment power regarding the shares shown as being beneficially owned.

                             ELECTION OF DIRECTORS

     At the meeting, six Directors are to be elected, each to hold office (subject to the Corporation's By-Laws) until the next annual meeting and until his successor has been elected and qualified. If any nominee listed in the table below should become unavailable for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the management prior to or at the meeting, or, if no substitute is selected by the management prior to or at the meeting, for a motion to reduce the membership of the Board to the number of nominees available. Directors will be elected by a plurality of the votes cast. The information concerning the nominees and their security holdings has been furnished by them to the Corporation.

                                                          PRINCIPAL OCCUPATION DURING
                                                            THE PAST FIVE YEARS, ANY                     YEAR FIRST
                                                        OFFICE HELD IN THE CORPORATION,                   ELECTED
              NAME                  AGE                     AND OTHER DIRECTORSHIPS                      A DIRECTOR
- - ---------------------------------   ---   ------------------------------------------------------------   ----------
Richard G. Wright................   61    Chairman of the  Board and  Chief Executive  Officer of  the      1994
                                            Corporation  since  March  1994; Group  Vice  President of
                                            Storz Instrument  Company,  a pharmaceutical  and  medical device  company, from  1991 to  March 1994;  President and
                                            Chief  Executive  Officer  of   Xenon  Vision,  Inc.,   an
                                            ophthalmic  pharmaceutical  company,  from  1989  to 1991;
                                            President and  Chief  Operating Officer  of  Foster  Grant
                                            Corporation,  a  consumer products  company, from  1986 to
                                            1989.
Sol J. Barer.....................   47    President of the  Corporation since October  1993 and  Chief      1994
                                            Operating  Officer  of the  Corporation since  March 1994;
                                            Senior Vice President --  Science and Technology and  Vice
                                            President/General   Manager   Chiral   Products   of   the
                                            Corporation  from  October  1990  to  October  1993;  Vice
                                            President  -- Technology of the Corporation from September
                                            1987 to October 1990.
Frank T. Cary....................   74    Chairman of the Executive Committee of the Board since  June      1986
                                            1990;  Chairman of the Board  of the Corporation from July
                                            1986 to July 1990; Former Chairman of the Board and  Chief
                                            Executive   Officer  of  International  Business  Machines
                                            Corporation,   a   computer    and   business    equipment
                                            manufacturer,  from  1973  to  1981;  director  of Capital
                                            Cities/ABC  Inc.,  Cygnus  Therapeutic  Systems,  Lincare,
                                            Inc., ICOS Corporation, and SPS Transaction Services, Inc.
Richard C. E. Morgan.............   50    A  general partner  of Wolfensohn  Partners L.P.,  a venture      1987
                                            capital partnership and the general partner of  Wolfensohn
                                            Associates  L.P.,  since  1986; Chairman  and  director of
                                            MediSense, Inc.;  Chairman, Chief  Executive Officer,  and
                                            director  of  Lasertechnics,  Inc.;  director  of Liposome
                                            Technology Inc., and Quidel Corp.

                                                          PRINCIPAL OCCUPATION DURING
                                                            THE PAST FIVE YEARS, ANY                     YEAR FIRST
                                                        OFFICE HELD IN THE CORPORATION,                   ELECTED
              NAME                  AGE                     AND OTHER DIRECTORSHIPS                      A DIRECTOR
- - ---------------------------------   ---   ------------------------------------------------------------   ----------
Walter L. Robb...................   66    Private consultant and President of Vantage Management Inc.,      1992
                                            a consulting and investor services company, since  January
                                            1993;  Senior  Vice President  for Corporate  Research and
                                            Development of General  Electric Company,  a consumer  and industrial  products company and broadcaster, and a member of its Corporate Executive  Council from 1986 to  December
                                            1992;  Chairman of the Board of Neopath, Inc.; director of
                                            Marquette Electronics, Inc. and Cree Research Inc.
Lee J. Schroeder.................   66    President   of   Lee    Schroeder   &   Associates,    Inc.,      1995
                                            pharmaceutical  business consultants, since 1985; director of FirsTier Bank Lincoln,  N.A., Harris Technology  Group,
                                            Inc.,  Bryan Memorial  Hospital, MGI  Pharma, Inc., Ascent
                                            Pharmaceuticals, and Interneuron Pharmaceuticals, Inc.

BENEFICIAL OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The table below sets forth the beneficial ownership of the Common Stock as of March 31, 1995 (i) by each director, (ii) by each of the executive officers named in the 'Summary Compensation Table,' and (iii) by all directors and current executive officers of the Corporation as a group.

                                                                                   AMOUNT AND NATURE OF
                                                                                  BENEFICIAL OWNERSHIP OF
                                                                                      COMMON STOCK AS        PERCENT
             NAME                                  POSITION                          OF MARCH 31, 1995       OF CLASS
- - ------------------------------  -----------------------------------------------   -----------------------    --------

Richard G. Wright.............  Chairman of the Board and Chief Executive                 100,000(1)            1.3%
                                  Officer
Sol J. Barer..................  President, Chief Operating Officer, and a                 122,182(1)            1.5%
                                  Director
Frank T. Cary.................  Director                                                   55,000(1)(2)        *
Richard C.E. Morgan...........  Director                                                  282,055(1)(2)(3)      3.6%
Walter L. Robb................  Director                                                   10,500(1)(2)        *
Lee J. Schroeder..............  Director                                                       --(2)           --
John L. Ufheil................  Former Chief Executive Officer and Chairman of            225,000               2.8%
                                  the Board
All directors and current executive
  officers of the Corporation as a group (six persons).........................           569,737(4)            7.0%

- - ------------

*  Less than one percent (1%).

(1) Includes shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options within 60 days of March 31, 1995, as follows: Richard G. Wright -- 100,000 shares; Sol J. Barer -- 113,849 shares; Frank T. Cary -- 30,000 shares; Richard C.E. Morgan --

                                              (footnotes continued on next page)

(footnotes continued from previous page)
    25,000 shares; Walter L. Robb -- 6,000 shares; and John L. Ufheil -- 225,000 shares. Does not include shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options not exercisable within 60 days of March 31, 1995, as follows: Richard G. Wright -- 50,000 shares; Sol J. Barer -- 61,471 shares; Frank T. Cary -- 5,000 shares; Richard C.E. Morgan -- 5,000 shares; and Walter L. Robb -- 2,000 shares. Includes as to Dr. Barer, 8,333 shares of Common Stock subject to restricted stock awards. Includes as to Mr. Robb, 4,000 shares of Common Stock subject to restricted stock awards, 2,667 of which shares were subject to forfeiture as of March 31, 1995.

(2) Excludes as to each of Messrs. Cary, Morgan, Robb, and Schroeder 20,000 shares of Common Stock which the directors will have the right to acquire through the exercise of options granted under the 1995 Directors' Plan, which plan is subject to stockholder approval. See 'Approval of the Adoption of the 1995 Non-Employee Directors' Incentive Plan.'

(3) Includes 252,055 shares of Common Stock owned by Wolfensohn Associates L.P., of which Wolfensohn Partners L.P. is the general partner. Mr. Morgan is a general partner of Wolfensohn Partners L.P. Mr. Morgan's indirect pecuniary interest in such shares of Common Stock, within the meaning of Rule 16a-1(a)(2)(ii)(B) under the Securities Exchange Act of 1934, is significantly less than the amount disclosed. Mr. Morgan otherwise disclaims beneficial ownership of such shares of Common Stock owned by Wolfensohn Associates L.P.

(4) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes. Does not include shares beneficially owned by John L. Ufheil, who currently is not an employee of the Corporation.

                            ------------------------

     Except as noted in the footnotes above, (i) none of such shares is known by the Corporation to be shares with respect to which such beneficial owner has the right to acquire beneficial ownership and (ii) the Corporation believes the beneficial holders listed above have sole voting and investment power regarding the shares shown as being beneficially owned by them.

DIRECTOR COMPENSATION

     Directors do not receive salaries or cash fees for serving as directors nor do they receive any cash compensation for serving on committees; however, all members of the Board of Directors who are not employees of the Corporation ('Non-Employee Directors') are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to the 1995 Directors' Plan, which is subject to the approval of stockholders. For a description of the 1995 Directors' Plan, see 'Approval of the Adoption of the 1995 Non-Employee Directors' Incentive Plan.' Prior to the adoption of the 1995 Directors' Plan, the Non-Employee Directors were eligible to receive stock options and restricted stock awards pursuant to the Corporation's 1992 Non-Employee Directors' Incentive Plan (the '1992 Directors' Plan'). If the 1995 Directors' Plan is not approved by the stockholders at the annual meeting, the Non-Employee Directors will continue to receive options and restricted stock awards under the 1992 Directors' Plan.

     Under the 1992 Directors' Plan, each new Non-Employee Director, upon the date of his election or appointment, receives a non-qualified option to purchase 8,000 shares of Common Stock and a restricted stock award of 4,000 shares of Common Stock. Additionally, upon the date of each annual meeting of stockholders, each Non-Employee Director who has served as a director of the Corporation for three years receives a non-qualified option to purchase 5,000 shares of Common Stock, except that the Chairman of the Board receives a non-qualified option to purchase 6,500 shares if he has been a Non-Employee Director for three years. The shares subject to an initial option granted to a Non-Employee Director vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director. The shares subject to any subsequent option granted to a Non-Employee Director vest in full on the date of the first annual meeting of stockholders held following the date of grant, assuming the Non-Employee Director has been a director though that date. The exercise price of such options is equal to the fair market value of the Common Stock on the date of grant. The options expire no later than 10 years from the date of grant. In addition, Common Stock awarded to Non-Employee Directors pursuant to restricted stock awards are subject to forfeiture under certain circumstances as set forth under the 1992 Directors' Plan.

     Under both the 1995 Directors' Plan and the 1992 Directors' Plan (together, the 'Directors' Plans'), if a Non-Employee Director ceases his service on the Board of Directors for any reason, any exercisable option which has not expired may be exercised at any time until the date of expiration of such option with respect to the number of shares of Common Stock which were exercisable on the date the Non-Employee Director terminated his service with the Corporation. In addition, if there is a change in control (as defined in the Directors' Plans) and within two years thereafter a director ceases his service on the Board of Directors for any reason, all restrictions relating to a restricted stock award automatically will terminate (under the 1992 Directors' Plan only) and all unvested portions of a stock option automatically will vest.

     In 1994, pursuant to the 1992 Directors' Plan, each of Messrs. Cary and Morgan received an option to purchase 5,000 shares of Common Stock at an exercise price of $6.94 per share, the fair market value of the stock on the date of grant.

BOARD COMMITTEES AND MEMBERSHIP

     The Corporation has an Executive Committee of the Board of Directors, whose current members are Frank T. Cary, Chairman, Richard C. E. Morgan, and Richard
G. Wright. The Executive Committee did not meet in 1994. The Executive Committee has and may exercise all of the powers and authority of the full Board of Directors of the Corporation, subject to certain exceptions.

     The Corporation has an Audit Committee of the Board of Directors, consisting entirely of outside directors, the current members of which are Walter L. Robb, Chairman, Frank T. Cary, Richard C. E. Morgan, and Lee J. Schroeder. The Audit Committee held one meeting in 1994. The Board of Directors has delegated to the Audit Committee the following duties: reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope, and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full Board of Directors.

     The Corporation has a Management Compensation and Development Committee (the 'Compensation Committee') of the Board of Directors, whose current members are Richard C. E. Morgan, Chairman, Frank T. Cary, Walter L. Robb, and Lee J. Schroeder. The Compensation Committee held two meetings in 1994. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of the Corporation's 1986 Stock Option Plan and 1992

Long-Term Incentive Plan and  to grant options outside  of these plans and  (ii)
the   authority  to  review  all  matters  relating  to  the  personnel  of  the
Corporation.

     The Corporation does not have a nominating committee. The Board of Directors held five meetings during 1994. During 1994, all of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board of Directors on which such director served.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Corporation's directors, executive officers, and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on material provided to the Corporation, all such required reports were filed on a timely basis in 1994 except for one report covering two transactions required to be filed by Richard M. Clarke, a former director of the Corporation, which report was filed one day past the due date.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table contains information about the compensation paid by the Corporation for services rendered in all capacities during the three years ended December 31, 1994 to the Chief Executive Officer of the Corporation, the most highly paid executive officers of the Corporation, and the former Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM COMPENSATION
                                                                                                     AWARDS
                                                                                ANNUAL       ----------------------
                                                                             COMPENSATION    RESTRICTED
                                                                             ------------       STOCK       OPTIONS/
                   NAME AND PRINCIPAL POSITION                       YEAR     SALARY ($)     AWARD(S)($)    SARS(#)
- - ------------------------------------------------------------------   ----    ------------    -----------    -------
Richard G. Wright ................................................   1994      $195,288(1)      --          150,000
  Chief Executive Officer and                                        1993        --             --            --
  Chairman of the Board                                              1992        --             --            --
Sol J. Barer .....................................................   1994      $197,000         --(3)        54,080
  President and Chief Operating Officer                              1993       180,000         --           30,000
                                                                     1992       167,833         --           22,500
John L. Ufheil ...................................................   1994      $ 96,000(2)      --            --
  Former Chief Executive Officer and                                 1993       288,400         --           25,000
  Chairman of the Board                                              1992       268,000         --            --

- - ------------

(1) Mr. Wright commenced his employment with the Corporation in March 1994. Accordingly, this number reflects a partial year's salary and a relocation allowance in the amount of $18,750.

(2) Mr. Ufheil's employment with the Corporation terminated in March 1994. Accordingly, this number reflects a partial year's salary.

(3) No restricted stock awards were granted to Dr. Barer during the last three years. As of December 31, 1994, Dr. Barer held 8,333 shares of Common Stock subject to restricted stock awards, which awards were granted pursuant to the Corporation's 1986 Stock Option Plan. As of December 31, 1994, the fair market value of the shares of Common Stock was $46,915.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Pursuant to his employment arrangement with the Corporation, Richard G. Wright, Chairman of the Board and Chief Executive Officer of the Corporation, will receive $225,000 if he is terminated by the Corporation without cause.

     Sol J. Barer, President and Chief Operating Officer of the Corporation, is a party to an employment agreement with the Corporation expiring in September 1996. Pursuant to such agreement, Dr. Barer receives an annual salary of $200,000, subject to increase upon annual review. Except under certain circumstances, the Corporation may not terminate this agreement without 12 months' prior notice to Dr. Barer. Pursuant to Dr. Barer's employment agreement, he will be entitled to receive a cash payment equal to 2.99 times his base salary in the event of the termination of Dr. Barer's employment as a result of
(i) his disability, (ii) the occurrence of certain events subsequent to a change in control of the Corporation (as defined in such agreement), or (iii) certain material breaches by the Corporation of such agreement.

     As described in footnote 1 to the table entitled 'Option/SAR Grants in Last Fiscal Year,' if during the two-year period following a change in control of the Corporation (as defined in the Corporation's 1992 Long-Term Incentive Plan), (i) there is a change in an employee's title or a significant change in the nature or scope of his employment or duties and such person terminates his employment within 90 days following such change or (ii) the recipient's employment by the Corporation is terminated without cause (as defined), then all of the options held by such employee then outstanding will become immediately and fully exercisable, and all restrictions applicable to restricted stock automatically will terminate.

STOCK OPTIONS

     The following table contains information concerning the grant of options during the year ended December 31, 1994 to each of the executive officers named in the 'Summary Compensation Table.' No stock appreciation rights ('SARs') were granted in 1994.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                                  ---------------------------------------------------------     POTENTIAL REALIZABLE
                                                   PERCENT OF                                     VALUE AT ASSUMED
                                                     TOTAL                                     ANNUAL RATES OF STOCK
                                                  OPTIONS/SARS                                 PRICE APPRECIATION FOR
                                                   GRANTED TO     EXERCISE OR                      OPTION TERM(5)
                                  OPTIONS/SARS    EMPLOYEES IN    BASE PRICE     EXPIRATION    ----------------------
             NAME                 GRANTED(#)(1)   FISCAL YEAR      ($/SHARE)        DATE        5% ($)      10% ($)
- - -------------------------------   ------------    ------------    -----------    ----------    --------    ----------

Richard G. Wright..............      150,000(2)        35.8%         $6.88         3/01/04     $784,858    $1,986,013
Sol J. Barer...................       50,000(3)        11.9%          6.88         3/01/04      216,183       547,849
                                       4,080(4)         1.0%          8.38         3/24/04       21,489        54,458
John L. Ufheil.................       --             --              --             --            --           --

                                                        (footnotes on next page)

(footnotes from previous page)

(1) The exercisability of these options is dependent on continued employment with the Corporation. Options were granted at the fair market value of the Common Stock on the date of grant and expire 10 years from the date of grant. The option exercise price may be paid in shares of Common Stock owned by the executive officer, in cash, or in any combination thereof. In the event of a change in control of the Corporation, these options may vest automatically and be exercisable immediately in full, under certain circumstances. See 'Executive Compensation and Other Information -- Employment Agreements and Termination of Employment Arrangements.'

(2) These options are exercisable as follows: 50,000 shares on March 1, 1994; 50,000 shares on March 1, 1995; and 50,000 shares on March 1, 1996.

(3) Twenty-five thousand of these options became exercisable on March 1, 1995 and twenty-five thousand options will become exercisable on March 1, 1996.

(4) These options will become exercisable as follows: 1,359 shares on March 24, 1995; 1,360 shares on March 24, 1996; and 1,361 shares on March 24, 1997.

(5) The potential realizable value represents the estimated future gain in the value of the options over their exercise price which may exist immediately prior to the scheduled expiration date of the options. The calculation assumes the specified compounded rates of appreciation in the per share price of the Common Stock starting on the date of grant and further assumes that the options will be exercised on their expiration date. The actual value, if any, which may be realized will depend upon the market price of the Common Stock on the date the option is exercised. There is no assurance that the actual value, if any, which may be realized will be at or near the value estimated by the calculations above. The market price of the Common Stock at December 31, 1994 was $5.63 per share.

                            ------------------------

     The following table sets forth information with respect to the exercise of options during 1994 and the options held as of December 31, 1994 by each of the executives named in the 'Summary Compensation Table.' There were no options or SARs exercised during 1994 and as of December 31, 1994 no SARs were outstanding.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                NUMBER OF SHARES OF COMMON
                                                                               STOCK UNDERLYING UNEXERCISED
                                                                                  OPTIONS/SARS AT FISCAL
                                                                                     YEAR-END (#)(1)
                                                                               ----------------------------
                                    NAME                                       EXERCISABLE    UNEXERCISABLE
- - ----------------------------------------------------------------------------   -----------    -------------

Richard G. Wright...........................................................      50,000         100,000
Sol J. Barer................................................................      87,490          87,830
John L. Ufheil..............................................................     212,500          12,500

                                                        (footnotes on next page)

(footnotes from previous page)

(1) None of the options held by Mr. Wright, Dr. Barer, or Mr. Ufheil were in-the-money as of December 31, 1994. Options would have been in-the-money if the closing market price of the Common Stock at December 31, 1994 of $5.63 per share exceeded the exercise price per share.

CERTAIN TRANSACTIONS

     For a discussion of certain transactions see 'Compensation Committee Interlocks and Insider Participation.'

REPORT OF THE MANAGEMENT COMPENSATION AND DEVELOPMENT COMMITTEE

     The Compensation Committee determines the Corporation's executive compensation policies. The Compensation Committee determines the compensation of the Corporation's executive officers and approves and oversees the administration of incentive compensation programs for all employees including the executive officers. The Compensation Committee is composed solely of outside directors.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS

     The Corporation's executive compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain, and motivate employees, and it utilizes incentives such that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance. A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, business unit, and individual goals. As the Corporation has not as yet attained significant commercial revenues, goals are set which relate to the successful attainment of strategic events.

     The Corporation does not have a pension plan or other capital accumulation program. Grants of stock options are therefore of great importance to executives as well as all employees. Any value to be derived long-term from such grants will be consistent with stockholder gains.

     Executive and employee compensation includes salary, employment-related benefits, and long-term incentive compensation:

     Salary.  Salaries  are   set  competitively  relative   to  the   chemical,
biotechnology, and pharmaceutical industries -- industries with which the Corporation competes for its highly skilled personnel. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals.

     Benefits. All employees are eligible for similar benefits, such as health, disability, and life insurance.

     Long-Term Incentive Compensation. An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit, and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with the Corporation. The size of grants is tied to comparative biotechnology industry practices. To determine such comparative data, the Corporation relies on outside compensation consultants, the Corporation's auditors, and third party industry surveys.

     Under the Corporation's 1994 incentive program, it was agreed, subject to the achievement of certain goals in 1994 by the Corporation, that the Corporation would grant at a future date options to purchase shares of Common Stock. Based upon achievement of Corporation objectives in 1994, approximately 78,868 options were granted on February 15, 1995 to employees other than the executive officers of the Corporation. Options were granted at an exercise price of $5.44 which was equal to the fair market value of the Common Stock at the date of grant. Such options vest over a four-year period.

     A similar incentive program has been designed for 1995 based on attainment of corporate, business unit, and individual goals. The program is open to all regular full-time employees, other than the executive officers of the Corporation.

     Chief Executive Officer Compensation. During 1994, Mr. Ufheil served as Chairman and Chief Executive Officer of the Corporation until March 18, 1994, at which time Richard G. Wright assumed the position of Chairman and Chief Executive Officer. Pursuant to his employment agreement with the Corporation, Mr. Ufheil received $96,000 for the period during which he served as Chief Executive Officer. Mr. Ufheil did not participate in the 1994 incentive program.

     Mr. Wright's arrangement with the Corporation provides for an annual salary of $225,000. During 1994, Mr. Wright received $195,288 in salary, which amount includes an $18,750 relocation allowance. Mr. Wright did not participate in the 1994 incentive program and is not eligible to participate in the 1995 incentive program. However, Mr. Wright's long-term incentive derives from the grant of options to purchase 150,000 shares of Common Stock awarded to him at the time he began serving as Chief Executive Officer, 100,000 of which are vested and 50,000 of which will vest in March 1996.

                                          Members of the Management Compensation
                                          and Development Committee

                                          RICHARD C. E. MORGAN, Chairman
                                          FRANK T. CARY
                                          WALTER L. ROBB

Lee J. Schroeder was appointed to the Management Compensation and Development Committee on March 22, 1995, and therefore did not participate in the discussions and determinations contained in this Report of the Management Compensation and Development Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Richard C. E. Morgan, Chairman, Frank T. Cary, Walter L. Robb, and Lee J. Schroeder. Richard C. E. Morgan is a general partner of Wolfensohn Partners L.P., which is the general partner of Wolfensohn Associates L.P. In connection with the purchase of Common Stock in a private placement in 1986, Wolfensohn Associates L.P. received certain demand and 'piggyback' registration rights with respect to the Common Stock purchased by them under certain conditions.

PERFORMANCE GRAPH

     The following chart shows changes over the past five years in the value of $100 invested in: (1) the Corporation's Common Stock; (2) the Standard & Poor's 500 Index; (3) the Specialty Chemicals Industry Index published by Standard & Poor's; and (4) the NASDAQ Pharmaceutical Index.

     The Corporation has included the NASDAQ Pharmaceutical Index in the following chart because of the changing nature of its business from specialty chemical to pharmaceutical as a result of the Corporation's focus on its chiral and immunotherapeutic programs. The Corporation intends to delete the Specialty Chemicals Industry Index in future proxy statements.

                       FIVE-YEAR CUMULATIVE TOTAL RETURNS
                 Value of $100 Invested on December 31, 1989

                             [PERFORMANCE GRAPH]

                                        FISCAL YEAR ENDING DECEMBER 31
                                 1989    1990    1991    1992    1993    1994
- - -----------------------------------------------------------------------------
Celgene Corp                      100      87     203     175      93      75
S&P 500                           100      97     126     136     150     152
S&P Specialty Chemical            100     102     144     153     174     152
NASDAQ Pharm                      100     120     319     266     237     178

                       APPROVAL OF THE ADOPTION OF THE 1995
                     NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

GENERAL

     The following description of the 1995 Directors' Plan is a summary and is qualified in its entirety by reference to the 1995 Directors' Plan, which is attached hereto as Exhibit A.

     The 1995 Directors' Plan was adopted by the Board of Directors on April 5, 1995, subject to the approval of the Corporation's stockholders. The 1995
Directors' Plan provides for the granting of non-qualified options to purchase an aggregate of not more than 250,000 shares (subject to adjustment in certain circumstances) of Common Stock to Non-Employee Directors. The 1995 Directors' Plan is designed to provide a means of giving existing and new Non-Employee Directors an increased opportunity to acquire an investment in the Corporation, thereby maintaining and strengthening their desire to remain with the
Corporation's Board of Directors and stimulating their efforts on the Corporation's behalf. It is also expected that the 1995 Directors' Plan will encourage qualified persons to become directors of the Corporation.

     Non-Employee Directors, including members of the Compensation Committee, are eligible to receive options under the 1995 Directors' Plan in accordance with the terms of the 1995 Directors' Plan. Each new Non-Employee Director, upon the date of his election or appointment, will receive a non-qualified option to purchase 20,000 shares of Common Stock. Upon the date of the 1995 Annual Meeting of Stockholders and the approval of the 1995 Directors' Plan, each Non-Employee Director who is reelected and continues as a member of the Board of Directors will receive a non-qualified option to purchase 6,000 shares of Common Stock. Upon the date of the Annual Meeting of Stockholders each year after 1995, each Non-Employee Director who is reelected and continues as a member of the Board of Directors will receive a non-qualified option to purchase 10,000 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). Additionally, each Non-Employee Director as of April 5, 1995, the date of the adoption of the 1995 Directors' Plan, was granted a non-qualified option to purchase 20,000 shares of Common Stock, subject to the approval of the stockholders of the Corporation of the 1995 Directors' Plan.

     The shares subject to an initial option granted to a Non-Employee Director and the shares subject to the options granted on the date of the adoption of the 1995 Directors' Plan vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director. The 6,000 or 10,000 shares subject to any subsequent option granted to a Non-Employee Director will vest in full on the date of the first Annual Meeting of Stockholders held following the date of the grant, assuming the Non-Employer Director has been a director through that date.

     The options will expire no later than 10 years from the date of grant and no options may be granted after April 5, 2005.

     If a Non-Employee Director terminates his service on the Board of Directors for any reason, any exercisable option which has not expired may be exercised at any time until the date of expiration of such option with respect to the number of shares of Common Stock which were exercisable on the date the Non-Employee Director terminated his service with the Corporation. In addition, if there is a change in control (as defined in the 1995 Directors' Plan) and within two years thereafter a director ceases his service on the Board of Directors for any reason, all unvested portions of a stock option will automatically vest.

     The 1995 Directors' Plan is administered by the Board of Directors which has the full and final authority to interpret the 1995 Directors' Plan and to adopt and amend such rules and regulations for the administration of the 1995 Directors' Plan as the Board may deem desirable. In addition, the Board of Directors has the right to amend, suspend, or terminate the 1995 Directors' Plan at any time; provided, however, that unless first duly approved by the holders of Common Stock entitled to vote thereon, no amendment or change may be made in the 1995 Directors' Plan: (i) increasing the maximum number of shares for which options may be granted under the 1995 Directors' Plan; (ii) increasing the number of shares subject to an option; (iii) reducing the purchase price previously specified for the shares subject to options; (iv) extending the period during which options may be granted or options exercised under the 1995 Directors' Plan; or (v) changing the class of persons eligible to receive options under the 1995 Directors' Plan.

     Any options granted under the 1995 Directors' Plan prior to the date of the Annual Meeting of Stockholders will terminate in the event that the 1995 Directors' Plan is not approved by the stockholders of the Corporation. If the 1995 Directors' Plan is not approved by the stockholders, the Non-Employee Directors will continue to receive options under the 1992 Directors' Plan. See 'Election of Directors -- Director Compensation' for a description of the 1992 Directors' Plan. If the 1995

Directors' Plan is approved by the stockholders of the Corporation, no additional options or restricted stock awards will be granted under the 1992 Directors' Plan.

     The 1995 Directors' Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 1995 Directors' Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code. Options granted under the 1995 Directors' Plan will be 'non-qualified' stock options and are not intended to qualify as incentive stock options under
Section 422A of the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The principal Federal income tax consequences with respect to stock options granted or to be granted pursuant to the 1995 Directors' Plan are summarized below. The following discussion does not set forth any state or local tax consequences that may be applicable. Individuals are urged to obtain professional advice regarding the applicability of federal, state, and local tax laws to them.

     The options granted or to be granted under the 1995 Directors' Plan do not and will not qualify as incentive stock options and are herein referred to as non-qualified stock options. An optionee will realize no income at the time he is granted a non-qualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Except with respect to the exercise of a non-qualified stock option for stock which is 'not transferable' and subject to a 'substantial risk of forfeiture,' as described below, ordinary income will be realized when a non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the option price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

     Special rules are applicable to stock which is 'not transferable' and subject to a 'substantial risk of forfeiture.' In general, such stock (i) is subject to a substantial risk of forfeiture if the optionee's right to full enjoyment of the stock is conditioned upon the future performance of substantial services and (ii) is not transferable if a transferee would take the stock subject to the same restrictions. Stock acquired pursuant to the exercise of an option as to which a service requirement is imposed could be so treated.

     Unless the optionee elects to be taxed at the time of exercise (an '83(b) election'), the optionee will recognize ordinary income on the first day that the stock is either transferable or not subject to a substantial risk of forfeiture. In the case of any other stock subject to a service requirement, this will depend on the individual facts and circumstances. The ordinary income in such case will be the excess of the fair market value of the stock on such date over the option price and the optionee's holding period will begin on that day.

     An optionee who makes an 83(b) election will recognize ordinary income on the date of exercise equal to the excess of the fair market value of such stock at the time of exercise over the option price. The optionee's holding period with respect to such stock will begin on the date of exercise.

     The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either long-term or short-term capital gain or loss, depending on the optionee's holding period for the stock disposed of.

     In  addition,  any officers  and directors  of  the Corporation  subject to
Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their non-qualified options. A participant subject to Section 16(b) should consult his or her tax advisor as to whether, as a result of Section 16(b) of the Securities Exchange Act of 1934 and Section 83 of the Internal Revenue Code and the regulations thereunder, the timing of income recognition is deferred to any period following exercise of an option (e.g., the six-month period following such exercise).

     The Corporation will be entitled, subject to rules regarding reasonableness of compensation, to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option. The deduction will be allowed for the taxable year of the Corporation in which or with which ends the taxable year of the optionee in which such ordinary income is recognized.

NEW PLAN BENEFITS

     On April 5, 1995, the date the 1995 Directors' Plan was adopted (subject to stockholder approval), each of Messrs. Cary, Morgan, Robb, and Schroeder was granted under the 1995 Directors' Plan a non-qualified option to purchase 20,000 shares of Common Stock. These options have an exercise price of $5.63 per share, the fair market value of the Common Stock on the date of grant, and vest in four equal annual installments commencing on the first anniversary of the date of grant. On April 24, 1995, the closing price of the Common Stock was $5.38 per share.

VOTE REQUIRED

     The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the annual meeting is required to approve the adoption of the 1995 Directors' Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE 1995 DIRECTORS' PLAN.

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP, independent certified public accountants, to audit the books and records of the Corporation for the current year, and the Board recommends that the stockholders of the Corporation confirm such appointment.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

                             STOCKHOLDERS PROPOSALS

     Stockholders of the Corporation wishing to include proposals in the proxy material in relation to the annual meeting of the Corporation to be held in 1996 must submit the same in writing so as to be received at the executive office of the Corporation on or before December 28, 1995. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                          By Order of the Board of Directors,
                                          RICHARD G. WRIGHT,
                                          Chairman of the Board and
                                          Chief Executive Officer

April 28, 1995

                                                                       EXHIBIT A

                              CELGENE CORPORATION
                  1995 NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

1. PURPOSE

     The purpose of the Celgene Corporation 1995 Non-Employee Directors' Incentive Plan (the 'Plan') is to secure for Celgene Corporation (the 'Corporation') and its stockholders the benefits of the incentive inherent in increased ownership of common stock, par value $.01 per share (the 'Common Stock'), of the Corporation by the members of the Board of Directors (the 'Board') of the Corporation who are not employees of the Corporation or any of its subsidiaries ('Non-Employee Directors'). It is expected that such ownership will provide such Non-Employee Directors with a more direct stake in the future welfare of the Corporation and encourage them to remain directors of the Corporation. It is also expected that the Plan will encourage qualified persons to become directors of the Corporation.

2. ADMINISTRATION

     The Plan shall be administered by the Board, and in connection therewith, the Board shall have all the powers vested in it by the terms of the Plan, including authority (within the limitations described herein) to prescribe the form of the agreements embodying awards of stock options made under the Plan (the 'Options'). Subject to the provisions of the Plan, the Board shall have the power to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Corporation to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

3. AMOUNT OF STOCK

     The stock which may be issued or transferred pursuant to the exercise of Options granted under the Plan shall not exceed 250,000 shares of Common Stock, subject to adjustment as provided in Section 9. The Common Stock to be issued may be either authorized and unissued shares or previously issued shares acquired or to be acquired by the Corporation and held in treasury. Any shares subject to an Option which for any reason expires or is terminated unexercised may again be subject to a new Option.

4. ELIGIBILITY

     Each Non-Employee Director shall be eligible to receive non-qualified stock options in accordance with Section 5. Options granted under the Plan shall each be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan.

5. GRANT OF OPTIONS

     Each Option automatically shall be granted in accordance with the following terms and conditions:

          (a) upon the date of the approval of this Plan by the Board, each Non-Employee Director shall receive an Option to purchase 20,000 shares of Common Stock, subject to adjustment as provided in Section 9;

          (b) upon the date of initial election or appointment as a member of the Board, each new Non-Employee Director shall receive an Option to purchase 20,000 shares of Common Stock, subject to adjustment as provided in Section 9;

          (c) upon the date of the Annual Meeting of Stockholders of the Corporation to be held on June 16, 1995 (the '1995 Annual Meeting') or any adjournment or adjournments thereof, each Non-Employee Director who has been reelected at the 1995 Annual Meeting and is continuing as a member of the Board as of the completion of the 1995 Annual Meeting shall receive an Option to purchase 6,000 shares of Common Stock, subject to adjustment as provided in Section 9; and

          (d) each year after the 1995 Annual Meeting, upon the date of an Annual Meeting of Stockholders of the Corporation (an 'Annual Meeting') each Non-Employee Director who has been reelected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting shall receive an Option to purchase 10,000 shares of Common Stock, subject to adjustment as provided in Section 9; provided, however, that a Non-Employee Director who has been reelected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting but has not been a member of the Board during the entire period between such Annual Meeting and the prior Annual Meeting shall receive an Option to purchase that number of shares equal to the product of
     (i) 10,000 and (ii) a fraction, where the numerator is the number of days in the 12-month period immediately preceding such Annual Meeting during which such Non-Employee Director was a Non-Employee Director and the denominator is 365.

6. EXERCISE PRICE

     The Option exercise price per share shall be 100% of the fair market value of a share of Common Stock on the date of grant, subject to adjustment as provided in Section 9. As used herein, fair market value shall be the closing price of the Common Stock on the date of determination (if the Common Stock is then traded on a national securities exchange or in the NASDAQ National Market System) or, if not so traded, the average of the closing bid and asked prices thereof on such day or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded.

7. EXERCISE OF OPTIONS

     (a) No Option shall be exercisable until and unless the Plan is approved by the Corporation's stockholders at the 1995 Annual Meeting and, unless the Plan is so approved, all Options will terminate and be of no further force or effect on the earlier to occur of (i) the day after the 1995 Annual Meeting and (ii) April 4, 1996.

     (b) The shares subject to an Option granted pursuant to Section 5(a) or 5(b) shall vest in four equal annual installments, with the first installment vesting on the first anniversary of the date of grant if the holder thereof has been a Non-Employee Director of the Corporation at all times since such date of grant. The shares subject to an Option granted pursuant to
Section 5(c) or 5(d) shall vest in full on the date of the first Annual Meeting held following the date of grant if the holder thereof has been a Non-Employee Director of the Corporation at all times from such date of grant to the date of such Annual Meeting.

     (c) If a person shall cease to be a Non-Employee Director for any reason ('Termination') while holding an Option that has not expired and has not been fully exercised, such person, or in the case of his or her death or adjudication of incompetency, his or her executors, administrators, distributees, guardian, or legal representative, as the case may be, may, at any time until the termination of such Option, exercise the Option with respect to any shares of Common Stock as to which it was exercisable on the date the person ceased to be such a Non-Employee Director.

     (d) No Option or any part of an Option shall be exercisable:

          (i) after the expiration of 10 years from the date the Option was granted; and

          (ii) unless written notice of the exercise is delivered to the Corporation specifying the number of shares to be purchased, and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise.

     (e) An Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Internal Revenue Code of 1986, as amended (the 'Code'), and shall be exercisable during this lifetime only by the optionee, his or her guardian or legal representative, or the recipient thereof pursuant to a qualified domestic relations order.

8. ACCELERATION OF VESTING

     (a) If Termination occurs within two years following a Change in Control (as defined in Section 8(b) hereof), an Option shall automatically be vested and immediately exercisable in full. In such event, notwithstanding the provisions of Section 7, an Option recipient, or in the case of his or her death or adjudication of incompetency, his or her executors, administrators, distributees, guardian, or legal representative, as the case may be, may, at any time until the termination of such Option, purchase some or all of the shares covered by such recipient's Options.

     (b) For the purposes hereof, a change in control (a 'Change in Control') shall be deemed to occur:

          (i) if any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Corporation or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities; or

          (ii) when a majority of the directors elected at any special or annual meeting of stockholders are not individuals nominated by the Corporation's incumbent Board or when individuals who are members of the Board at any one time shall immediately thereafter cease to constitute a majority of the Board.

9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     (a) If dividends payable in Common Stock during any fiscal year of the Corporation exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if there is during any fiscal year of the Corporation one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than 5% of the shares outstanding at the beginning of the year, the number of shares subject to Options to be granted thereafter to Non-Employee Directors pursuant to Section 5 shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

     (b) In case the Corporation is merged or consolidated with another corporation, or in case all or substantially all of the property or stock of the Corporation is acquired by another corporation, or in case of a reorganization or liquidation of the Corporation, the Board, or the board of directors of any corporation assuming the obligations of the Corporation hereunder, shall either
(i) make appropriate provisions for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Corporation, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation or (ii) give written notice to optionees that their Options, which will become immediately exercisable notwithstanding any waiting period otherwise prescribed by the Board, must be exercised within 30 days of the date of such notice or they will be terminated.

10. MISCELLANEOUS PROVISIONS

     (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan.

     (b) Nothing in the Plan or in any Option agreement shall confer any right to continue as a director of the Corporation or interfere in any way with the right of the Corporation to remove such option holder or not to nominate such option holder for election as a director of the Corporation at any time.

     (c) The Corporation shall not be obligated to deliver any shares of Common Stock hereunder until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Corporation may deem applicable.

     (d) Stock purchased pursuant to the exercise of an Option shall at the time of purchase be paid in full in cash, or with shares of Common Stock, or a combination of cash and Common Stock to be valued at the fair market value thereof on the date of such exercise; provided, however, that any shares of Common Stock so delivered shall have been beneficially owned by the optionee for a period of not less than six months prior to the date of exercise. Upon receipt of payment and such documentation as the Corporation may deem necessary to establish compliance with the Securities Act of 1933, the Corporation shall, without stock transfer tax to the optionee or other person entitled to exercise the Option, deliver to the person exercising the Option a certificate or certificates for such shares. It shall be a condition to the obligations of the Corporation to issue or transfer shares of Common Stock upon exercise of an Option, that the optionee (or any person entitled to act under Sections 7(c) and 7(e)) pay to the Corporation, upon its demand, such amount, if any, as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue shares of Common Stock. Such taxes may be paid in cash or by tender of the option holder or the withholding by the Corporation of the number of shares of Common Stock whose fair market value equals the amount required to be withheld.

     (e) A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (f) The expenses of the Plan shall be borne by the Corporation.

     (g) If an Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased optionee or by the guardian or legal representative of an optionee, the Corporation shall be under no obligation to issue stock thereunder unless and until the Corporation is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the optionee or of the deceased optionee's estate or the proper legatees or distributees of such estate.

11. AMENDMENT OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time, but not more than once in a six-month period, by the Board as the Board shall deem advisable including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 9, the Board may not, without further approval by the stockholders of the Corporation, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the minimum Option exercise price described in Section 6, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to received Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any holder of an Option with respect to any Option theretofore granted without the written consent of the holder of such Option.

12. TERMINATION

     The Plan shall terminate upon the earlier to occur of (a) the adoption of a resolution of the Board terminating the Plan, (b) April 5, 2005, and (c) April 4, 1996 if the Plan has not been approved by the Corporation's stockholders at the 1995 Annual Meeting.

13. EFFECTIVE DATE OF PLAN

     The Plan shall become effective as of April 5, 1995, provided that the Corporation's stockholders shall have approved the Plan at the 1995 Annual Meeting.

14. 1992 NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

     If the Corporation's stockholders approve the Plan at the 1995 Annual Meeting, the Corporation's 1992 Non-Employee Directors' Incentive Plan shall terminate and no additional options and restricted stock awards may be granted thereunder, provided that all options and restricted stock awards previously granted thereunder shall remain subject to the terms and conditions of the 1992 Non-Employee Directors' Incentive Plan. If the Plan is not approved by stockholders at the 1995 Annual Meeting, the 1992 Non-Employee Directors' Incentive Plan shall remain in full force and effect.

                     DIRECTIONS TO THE SOMERSET HILLS HOTEL

                            200 LIBERTY CORNER ROAD
                            WARREN, NEW JERSEY 07059
                              PHONE # 908-647-6700
                               FAX # 908-647-8053

FROM CONNECTICUT, WESTCHESTER, AND NORTH SHORE LONG ISLAND

From George Washington Bridge, follow signs to I-80 West. Follow I-80 West until I-287 South ( 1/2 hour from bridge). Exit will read 'Somerville-Morristown.' Follow I-287 South until the Mt. Airy Road exit. Exit on Mt. Airy Road and make a left onto Mt. Airy Road. Follow through 2 lights and at the third light make a left. Hotel will be on the left. Total travel time is 50-55 minutes.

FROM SOUTH (WASHINGTON, D.C.)

Take New Jersey Turnpike North and exit at Exit 10. Get on I-287 North.** Follow I-287 North to I-78 East. Follow I-78 East to Exit 33 (Bernardsville-Martinsville). At the end of the ramp make a left turn at light. Follow through 2 lights and make a right at the third light. Total travel time from Exit 10 is 40 minutes.

FROM MIDTOWN MANHATTAN

Take the Lincoln Tunnel to New Jersey Turnpike South. Exit at Exit 14 (Newark Airport) and follow signs to I-78 West. ## Follow I-78 West to Exit 33
(Bernardsville-Martinsville). At the end of the ramp make a right and at the second light make a right to the hotel. Total travel time is 40 minutes.

FROM BROOKLYN OR SOUTH SHORE LONG ISLAND

Take the Verazzano Bridge which will bring you to I-278 West. Follow I-278 West to Route 440 South. Follow 440 South to the Outerbridge Crossing. Follow signs to I-287 North and follow Washington, D.C. directions starting with **.

FROM UPSTATE NEW YORK

From the New York Thruway, get on the Garden State Parkway South. At Exit 142 (I-78) go west and follow Midtown Manhattan directions from ##.

FROM SOUTH NEW JERSEY (ATLANTIC CITY)

Take the Garden State Parkway to I-287 North. Follow I-287 North to I-78 East. Follow I-78 East to Exit 33 (Martinsville-Bernardsville). Make a left at end of ramp and at the third light make a right. The hotel will be on the left. Total travel time is 2 hours.

                                   APPENDIX 1
                                   PROXY CARD

                              CELGENE CORPORATION

                                     PROXY


     The undersigned hereby appoints Richard G. Wright and Sol J. Barer, and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey on Friday, June 16, 1995, at 1:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), and (3).

1.      ELECTION OF DIRECTORS

        FOR all nominees listed below (except as marked to the contrary)    [  ]

        WITHHOLD AUTHORITY to vote for all nominees listed below            [  ]

        Nominees: Richard G. Wright, Sol J. Barer, Frank T. Cary, Richard C. E. Morgan, Walter L. Robb, Lee J. Schroeder

        (INSTRUCTION:                       To  withhold  authority  to vote for
                                            any individual  nominee,  write that
                                            nominee's name on the space provided
                                            below.)

        ------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE ADOPTION OF THE 1995 NON-EMPLOYEE DIRECTOR'S INCENTIVE PLAN.

                    [  ] FOR    [ ] AGAINST    [  ] ABSTAIN

3. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE CORPORATION.

                    [  ] FOR    [ ] AGAINST    [  ] ABSTAIN

4. In their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                                   -----------------------------
                                                   Signature


                                                   -----------------------------
                                                   Signature if held jointly


                                                   Dated:_________________, 1995


              Please return in the enclosed postage-paid envelope. I will [ ] will not [ ] attend the meeting.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.